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                                                                   EXHIBIT 10.16

                              [MERRILL LYNCH LOGO]

                        WCMA (R) NOTE AND LOAN AGREEMENT

WCMA NOTE AND LOAN AGREEMENT ("Loan Agreement") dated as of January 6, 1997, between MINIMED INC. , a corporation organized and existing under the laws of the State of Delaware having its principal office at 12744 San Fernando Road, Sylmar, CA 91342 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT (R) ACCOUNT AGREEMENT NO. 21C-07H08 ("WCMA Agreement") between Customer and MLBFS affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a) Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(i) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(ii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon any collateral for the Obligations.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Commitment Expiration Date" shall mean January 31, 1997.

(v) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (A) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (B) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer; (C) all representations and warranties of Customer herein or in any Additional Agreements shall then be true and correct in all material respects;
(D) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; and (E) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.



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(vi) "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 2.15% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(vii) "Line Fee" shall mean a fee of $25,000.00 ($12,500/year) payable to MLBFS in connection with the WCMA Line of Credit for the period from the Activation Date to the Maturity Date.

(viii) "Maturity Date" shall mean January 31, 1999, or such later date as may be consented to in writing by MLBFS.

(ix) "Maximum WCMA Line of Credit" shall mean $10,000,000.00.

(x) "Obligations" shall mean all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement, including, without limitation, interest accruing after the filing of any petition in bankruptcy.

(xi) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 21C-07H08.

(xii) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(b) Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meaning set forth in the WCMA Agreement.

2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, the aggregate unpaid principal amount of all WCMA Loans (the "WCMA Loan Balance"); (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3. WCMA LOANS

(a) Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof.

(b) WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the Maturity Date: (i) MLBFS will make WCMA Loans to Customer in such amounts as

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Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa (R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded: or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customers subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and is continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Event of Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) Force Majeure. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) Interest. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid balance of the WCMA Line of Credit, (ii) refunded to the payer thereof, or (iii) any combination of the foregoing. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in which the Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve program) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all



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such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

(f) PAYMENTS. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customers WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 1 Business Day of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance in excess of the Maximum WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(h) LINE FEE; EXTENSIONS. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to and including the last day of December in the year immediately following the year in which the Activation Date shall occur, Customer has paid or shall pay the initial Line Fee to MLBFS. If such fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause said fee to be paid with a WCMA Loan which is added to the WCMA Loan Balance, or invoice Customer for said fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or extension of the Maturity Date. Customer shall pay an additional Line Fee for each 12-month period thereafter to the Maturity Date, and in connection therewith hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan which is added to the WCMA Loan Balance, or invoice Customer for such Line Fee, as aforesaid, on or at any time after the first Business Day of the first month of such 12-month period.

(ii) In the event MLBFS and Customer, in their respective sole discretion, agree to renew the WCMA Line of Credit beyond the current Maturity Date, Customer agrees to pay a renewal Line Fee or Line Fees (if the Maturity Date is extended for more than one 24-month period), in the amount per 24-month period or other applicable period then set forth in the writing signed by MLBFS which extends the Maturity Date; it being understood that any request by Customer for a WCMA Loan or failure of Customer to pay any WCMA Loan Balance outstanding on the immediately prior Maturity Date, after the receipt by Customer of a writing signed by MLBFS extending the Maturity Date, shall be deemed a consent by Customer to both the renewal Line Fees and the new Maturity Date. If no renewal Line Fees are set forth in the writing signed by MLBFS extending the Maturity Date, the renewal Line Fee for each 24-month period shall be deemed to be the same as the immediately preceding periodic Line Fee. Each such renewal Line Fee may, at the option of MLBFS, either be paid with a WCMA Loan which is added to the WCMA Loan Balance or invoiced to Customer, as aforesaid, on or at any time after the first Business Day of the first month of the 24-month period for which such fee is due.

(i) STATEMENTS. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may

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have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(j) USE OF LOAN PROCEEDS; SECURITIES TRANSACTIONS. The proceeds of each WCMA Loan shall be used by Customer solely for general business purposes in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. CUSTOMER AGREES THAT UNDER NO CIRCUMSTANCES WILL FUNDS BORROWED FROM MLBFS THROUGH THE WCMA LINE OF CREDIT BE USED: (i) FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OF ANY PERSON WHATSOEVER, OR (ii) TO DIRECTLY OR INDIRECTLY PURCHASE, CARRY OR TRADE IN SECURITIES, OR REPAY DEBT INCURRED TO PURCHASE, CARRY OR TRADE IN SECURITIES, WHETHER IN OR IN CONNECTION WITH THE WCMA ACCOUNT, ANOTHER ACCOUNT OF CUSTOMER WITH MLPF&S OR AN ACCOUNT OF CUSTOMER AT ANY OTHER BROKER OR DEALER IN SECURITIES.

4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) ORGANIZATION AND EXISTENCE. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Customer of this Loan Agreement and such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) ENFORCEABILITY. This Loan Agreement and such of the Additional Agreements to which it is a party are the legal, valid and binding obligations of Customer, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) LITIGATION. Except as disclosed in Customer's Quarterly Report on Form 10-Q for the quarter ending September 27, 1996, no litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(g) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by Customer have been filed with the appropriate governmental agencies and all taxes due and payable by Customer have been timely paid (except to the extent that any such failure to file or pay will not materially


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and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer, or the continued operations of Customer).

Each of the foregoing representations and warranties: (i) has been relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and (ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each fiscal year of Customer, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited financial statements of Customer consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS.

(b) INTERIM FINANCIAL STATEMENTS. Within 45 days after the close of each fiscal quarter of Customer, Customer shall furnish or cause to be furnished to MLBFS:
(i) a statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer.

(c) AGING OF ACCOUNTS. Within 45 days after the close of each fiscal quarter of Customer, Customer shall furnish or cause to be furnished to MLBFS an aging of its Accounts and any Chattel Paper, certified by its chief financial officer.

(d) OTHER INFORMATION. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer.

6. OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Customer will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real or personal), operations, books and records.

(b) TAXES. Customer will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Customer will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, or the financial condition or the continued operations of Customer.

(d) NOTIFICATION BY CUSTOMER. Customer shall provide MLBFS with prompt written notification of: (i) any Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default; (ii) any materially adverse change in the business, financial condition or operations of Customer; and (iii) any information which indicates that any financial statements of Customer fail in any material respect to present fairly the financial condition and results of operations purported to be presented


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in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer will not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of, or any material partnership or joint venture interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets if any such action causes a material change in its control or principal business, or a material adverse change in its financial condition or operations; (ii) Customer will preserve its existence and good standing in the jurisdictions of establishment and operation, and will not operate in any material business other than a business substantially the same as its business as of the date of application by Customer for credit from MLBFS, and (iii) Customer will not cause or permit any material change in its controlling ownership, controlling senior management or, except upon not less than 30 days prior written notice to MLBFS, its name or principal place of business.

(f) Tangible Net Worth. The "tangible net worth" of Customer, consisting of Customers net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to:
(i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and (ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer, shall at all times exceed $35,000,000.00.

(g) Debt to Worth. The ratio of Customer's total debt to Customers tangible net worth, determined as aforesaid, shall not at any time exceed 0.6 to 1.

(h) Minimum Cash Flow. The "Annualized Net Cash Flow" of Customer as of the end of each of its fiscal quarters shall not be less than $2,000,000.00. As used herein, "Annualized Net Cash Flow" shall mean, as of the end of any fiscal quarter of Customer, the excess of (i) the sum of Customer's net after-tax income and depreciation for the immediately preceding four fiscal quarters of Customer, over (ii) the sum of the then current portion of long term debt and all dividends and other distributions to shareholders in the immediately preceding four fiscal quarters; all as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof.

(i) Negative Pledge. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly mortgage, encumber, pledge or grant a lien or security interest in any of its assets or property, now owned or hereafter acquired other than: (i) liens for current taxes not delinquent or being contested in good faith by appropriate proceedings, (ii) other non-consensual liens arising in the ordinary course of business for sums not due, (iii) purchase money liens upon and leases of equipment, and (iv) liens in favor of MLBFS.

7. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default' under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than 5 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Customer,


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(c) Breach of Warranty. Any representation or warranty made by Customer contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any other party providing collateral for the Obligations shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates involving in the case of indebtedness owned to a party other than MLBFS, indebtedness of $500,000.00 or more, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy, Etc. A proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed by Customer, or any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within 60 days after filing, or Customer shall make an assignment for the benefit of creditors, or Customer shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $500,000.00 or more of Customer to another creditor under any indenture, agreement, undertaking, or otherwise.

8. REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer; and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived.

(b) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

9. MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLBF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S. Notwithstanding the foregoing, MLBFS will use reasonable precautions to maintain on a confidential basis the contents of any accounts receivable agings or other information expressly in writing designated by Customer as being "confidential" and safeguard such information against unauthorized publication or disclosure to third parties other than to MLBFS employees, agents, auditors and consultants who have a need to know in connection with this Loan Agreement and/or in the ordinary course of MLBFS' business. Nothing herein shall be deemed to preclude MLBFS from disclosing any such information: (i) to those parties to whom MLBFS is, in the opinion of its counsel, required to disclose such information by any law, judicial order or rule, or by any order, rule, regulation or request of any governmental, regulatory or self-regulatory body, or (ii) to anyone if and to the extent that such information becomes lawfully available from any other source.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in any collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Loan Agreement or any of the Additional Agreements or the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Event of Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within 10 days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any the Additional Agreements.

(h) Binding Effect. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(1) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to extend the availability of the WCMA Line of Credit or the due date of the WCMA Loan Balance beyond the current Maturity Date, or to increase the Maximum WCMA Line of Credit, or otherwise extend any other credit to Customer or any other party;
(ii) no purported extension of the Maturity Date, increase in the Maximum WCMA Line of Credit or other extension or agreement to extend credit shall be valid or binding unless expressly set forth in a written instrument signed by MLBFS; and (iii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement. No amendment or modification of this Agreement or any of the Additional Agreements to which Customer is a party shall be effective unless in a writing signed by both MLBFS and Customer.

(o) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN

THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

MINIMED INC.


By: /s/ [SIG]
   --------------------------------------------------------------------
           Signature (1)                   Signature (2)

    /s/ [SIG]
-----------------------------------------------------------------------
           Printed Name                    Printed Name

   Chief Financial Officer
-----------------------------------------------------------------------
           Title                           Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:
   -------------------------------------------------

                              [MERRILL LYNCH LOGO]

                            CERTIFICATE OF SECRETARY
                             (WCMA Line Of Credit)

THE UNDERSIGNED HEREBY CERTIFIES that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of MINIMED INC. , a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 19th day of December, 1996 by the Board of Directors of said corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said corporation:

       "RESOLVED, that it is advisable and in the best interests of this Corporation that in connection with Working Capital Management Account No. 21C-07H08 that this Corporation is subscribing from Merrill Lynch, Pierce, Fenner & Smith Incorporated it obtain from MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") a commercial line of credit referred to by MLBFS as a "WCMA Line of Credit"; and

       "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) a WCMA Note and Loan Agreement and all other agreements, instruments and documents required by MLBFS in connection with said Line of Credit, and
       (ii) any present or future extensions of and amendments to any of the foregoing; all in such form as such officer shall approve, as conclusively evidenced by his signature thereon; (b) grant to MLBFS such liens and security interests on any of the assets of this Corporation as collateral therefor and/or the other obligations of this Corporation to MLBFS as may be required by MLBFS; and (c) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and all prior acts of said officers in these premises are hereby ratified and confirmed; and

       "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the elected and acting officers of said corporation:

       President:  /s/ [SIG]
                  ------------------------------

       Vice President:  /s/ [SIG]
                       ------------------------------

       Secretary:  /s/ [SIG]
                  ------------------------------

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this 21st day of January, 1997.


(Corporate Seal)                 /s/ [SIG]
                        -------------------------------
                                    Secretary

                                  ERIC KENTOR
                        -------------------------------
                                  Printed Name

                                                   THIS SPACE FOR USE OF FILING OFFICER


FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform
Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------------------------
A. NAME & TEL. OF CONTACT AT FILER (optional)                           B. FILING OFFICE ACCT. # (optional)


---------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

        CSC NETWORKS/PHL&FS
        1013 Centre Rd.
        Wilmington, DE 18905-1297



---------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):  [ ]  LESSOR/LESSEE [ ]   [ ] CONSIGNOR/CONSIGNEE       [ ] NON-UCC FILING


1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

     1a. ENTITY'S NAME

         Minimed Inc.
OR  -----------------------------------------------------------------------------------------------------------------
     1b. INDIVIDUAL'S LAST NAME                              FIRST NAME              MIDDLE NAME           SUFFIX

    -----------------------------------------------------------------------------------------------------------------
    1c.  MAILING ADDRESS                                     CITY                    STATE   COUNTRY   POSTAGE CODE

         12744 San Fernando Road                             Sylmar                  CA                  91342
    -----------------------------------------------------------------------------------------------------------------
    1d. SS OR TAX I.D.#    OPTIONAL    1a. TYPE OF ENTITY    1f. ENTITY'S STATE      1g. ENTITIES ORGANIZATIONAL
                        ADD'NL INFO RE                       OR COUNTRY OF               I.D. # IF ANY
                         ENTITY DEBTOR                       ORGANIZATION                                   [ ] None
    -----------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)

     2a. ENTITY'S NAME


OR  -----------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                              FIRST NAME              MIDDLE NAME           SUFFIX

    -----------------------------------------------------------------------------------------------------------------
    2c.  MAILING ADDRESS                                     CITY                    STATE    COUNTRY   POSTAGE CODE


    -----------------------------------------------------------------------------------------------------------------
    2d. SS OR TAX I.D.#    OPTIONAL    1a. TYPE OF ENTITY    2f. ENTITY'S STATE      2g. ENTITIES ORGANIZATIONAL
                        ADD'NL INFO RE                       OR COUNTRY OF              I.D. # IF ANY
                         ENTITY DEBTOR                       ORGANIZATION                                   [ ] None
    -----------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

     3a. ENTITY'S NAME

         Merrill Lynch Business Financial Services Inc.
OR  -----------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME                              FIRST NAME              MIDDLE NAME           SUFFIX

    -----------------------------------------------------------------------------------------------------------------
    3c.  MAILING ADDRESS                                     CITY                    STATE  COUNTRY   POSTAGE CODE

         33 W. Monroe, 22nd Floor                            Chicago                   IL              60603
    -----------------------------------------------------------------------------------------------------------------

4. THIS FINANCING STATEMENT covers the following types or items of property:

Debtor has agreed that, except upon the prior written consent of Secured Party, Debtor will not directly or indirectly mortgage, encumber or grant a security interest in any of its property, now owned or hereafter acquired except (i) liens for current taxes not delinquent or being contested in good faith by appropriate proceedings, (ii) other non-consensual liens arising in the ordinary course of business for sums not due, (iii) purchase money liens upon and leases of equipment, and (iv) liens in favor of MLBFS. THIS FILING IS GIVEN
AS NOTICE OF SAID NEGATIVE PLEDGE AGREEMENT, AND IS NOT INTENDED TO CREATE OR
PERFECT A SECURITY INTEREST.


                                   CSC#/M000023/96-000787/1/1 CA:California SOS


-----------------------------------------------------------------------------------------------------------------------------
CHECK [ ]  This FINANCING STATEMENT is signed by the Secured Party instead of   7. if filed in Florida (check one)
           the Debtor to perfect a security interest (a) in collateral already
           subject to a security interest in another jurisdiction when it was    [ ] Documentary     [ ]   Documentary stamp
           brought into this state, or when the debtor's location was changed        stamp tax paid        tax not applicable
           to this state, or (b) in accordance with other statutory provisions
           (additional date may be required)
(If applicable)
------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                           8. [ ] This FINANCING STATEMENT is to be filed (for record)
   Minimed Inc.                                                           (or recorded) in the REAL ESTATE RECORDS
                                                                          Attach Addendum                      (if applicable)
              /s/ [ILLEGIBLE]  1/21/92
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Business Financial Services Inc.                     9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                   (ADDITIONAL FEE)
                                                                   (optional)      [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------

(1) FILING OFFICER COPY

                              - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)